UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
28	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Financial Highlights
38	Notes to Financial Statements

53	Report of Independent Registered Public Accounting Firm
55	Information About Your Fund’s Expenses
56	Tax Information
57	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
66	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group Gmbh & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and which it uses to consider macro trends in the economy. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process.

DWS Global High Income Fund returned 9.94% in the 12-month period ended October 31, 2019. The Fund outperformed the 7.15% gain of its benchmark, the ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index, and the 7.14% average return of the funds in its Morningstar peer group, High Yield Bond. The Fund also outpaced its peers in the five- and 10-year periods ended October 31, 2019.

Both U.S. and European high-yield bonds delivered strong returns in the past year. The U.S. market gained 8.32%, as gauged by the ICE BofA ML US High Yield Index, while Europe returned 6.42%, based on the ICE BofA ML Euro High Yield Constrained Index. The decline in government bond yields was the primary contributor to returns, as the yield spread of high-yield bonds over government issues rose slightly in both regions. The 10-year U.S. Treasury yield fell from 3.15% at the start of the period to 1.69% on October 31, 2019 in reaction to slowing global growth and three quarter-point interest rate cuts by the U.S. Federal Reserve. Similarly, the European Central Bank’s move to a more accommodative stance boosted the region’s credit sectors. The increase in the percentage of European debt with negative yields further lifted the market by prompting investors to seek the higher income available in lower-rated

4	|	DWS Global High Income Fund

issues. Despite this generally positive backdrop, high yield experienced periodic volatility due to headlines related to geopolitical factors, such as the Brexit negotiations, increased tension in the Middle East, and the U.S.-China trade dispute. In addition, slowing economic growth in Europe dampened sentiment and contributed to the smaller gain for the region’s high-yield market.

BB rated bonds (the highest-rated segment of the asset class) produced the strongest returns both in the United States and the world as a whole, followed by single B rated issues. Bonds rated CCC and below underperformed by a wide margin. This pattern was reversed in Europe, where CCCs outpaced BBs and Bs, respectively. CCCs make up less than 6% of the total European market, however, so this trend had a limited impact on overall performance.

Fund Performance

Security selection was the primary driver of the Fund’s outperformance. The bonds of the European cable and satellite firm Virgin Media Finance PLC outperformed due to the combination of robust operational results, the company’s debt-reduction initiatives, and rating upgrades. Bonds issued by the food and beverage company JBS U.S.A also outperformed, as its decision to issue new debt to pay down near-term maturities led to ratings upgrades. The bonds of the U.S.-based packaging firm Reynolds Group Issuer, Inc. also rallied as the company reported solid financial performance, and investors began to anticipate that the company would shore up its balance sheet through an initial public offering (IPO) of stock.

“Detailed credit analysis and the management of downside risk remain critical for performance.”

On the negative side, a zero weighting in the health care services provider Community Health Systems, Inc. detracted after the lower-rated issuer sold two of its hospitals and used the proceeds to boost its cash balance ahead of near-term debt maturities. The bonds of the gas pipeline company Antero Midstream Partners LP detracted from returns, as a sharp downturn in natural gas prices led to rising counterparty risk. Additionally, two rating agencies downgraded Antero’s debt. An underweight in PetSmart, Inc., which was upgraded after using the proceeds from a partial IPO to repay debt, was an additional detractor of note.

DWS Global High Income Fund	|	5

Industry allocations modestly detracted from performance, with underweights in the information technology and cable/media industries having the largest effect. Overweights in the cable/satellite and food/beverage industries contributed positively, as did an underweight in the underperforming oilfield services segment. From a ratings standpoint, the Fund’s sizable underweight in bonds rated CCC and below made the largest contribution to results. An overweight in BB rated securities was an additional positive. Positions in high-yield bonds from issuers in Zambia and Brazil contributed from a regional perspective, while an underweight in Australia detracted.

We used derivatives only to manage the portfolio’s currency positioning by hedging its exposure to the euro back into U.S. dollars. This aspect of our approach had no impact on performance.

Outlook and Positioning

We retain a constructive view on high yield thanks to the category’s above-average income and the potential for selective gains at the individual security level. Although recent global economic data has been mixed, the low chance of near-term recession, combined with expectations for a subdued default rate, has provided ongoing support for high yield. The shift to a more accommodative stance by world central banks has also been a tailwind for the market. The use of proceeds from new issuance in the United States and Europe has remained largely focused of refinancing, contributing to reduced default expectations and dampening concerns about near-term maturities for many high-yield issuers. While issuer leverage has increased modestly in recent quarters, we continue to see strong interest coverage and manageable near-term maturities.

With this said, we are keeping a close eye on rising market volatility, European economic data, and the ongoing Brexit negotiations. We are concerned that a continuation of the U.S.-China trade conflict, including additional tariffs, could result in a more pronounced slowdown in the U.S. economy. In addition, the global credit cycle may be entering extended territory. We therefore continue to monitor the overall credit quality and covenant terms of new issues, as we see an increase in equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten.

6	|	DWS Global High Income Fund

In this environment, detailed credit analysis and the management of downside risk remain critical for performance. We retain a favorable view on BB rated issues, and we continue to identify opportunities in single Bs, which we believe offer the best risk-adjusted return potential in the world high-yield market. We are being highly selective with respect to CCC rated debt, which could be vulnerable to possible risks as the credit cycle enters its latter stages.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

DWS Global High Income Fund	|	7

Terms to Know

ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

ICE BofA ML US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

ICE BofA ML Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five-, and 10-year periods ended October 31, 2019 were 7.14%, 3.97%, and 6.60%. It is not possible to invest directly in a Morningstar category.

Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.

8	|	DWS Global High Income Fund

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	9.94%	5.21%	7.32%
Adjusted for the Maximum Sales Charge (max 4.50% load)	4.99%	4.25%	6.83%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	7.15%	4.39%	6.91%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	10.09%	5.18%	7.31%
Adjusted for the Maximum Sales Charge (max 2.50% load)	7.34%	4.65%	7.04%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	7.15%	4.39%	6.91%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	9.10%	4.44%	6.54%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.10%	4.44%	6.54%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	7.15%	4.39%	6.91%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 10/31/19
No Sales Charges		10.44%	6.64%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†		7.15%	5.65%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	10.30%	5.43%	7.55%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	7.15%	4.39%	6.91%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	10.24%	5.51%	7.66%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	7.15%	4.39%	6.91%

DWS Global High Income Fund	|	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019, are 0.94%, 0.93%, 1.71%, 0.60%, 0.77% and 0.68% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

10	|	DWS Global High Income Fund

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†

ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
10/31/19	$6.88	$6.89	$6.91	$6.86	$6.92	$6.86
10/31/18	$6.63	$6.63	$6.65	$6.60	$6.66	$6.60

Distribution Information as of 10/31/19
Income Dividends, Twelve Months	$.32	$.32	$.27	$.34	$.34	$.34
Capital Gain Distributions, Twelve Months	$.06	$.06	$.06	$.06	$.06	$.06
October Income Dividend	$.0254	$.0260	$.0212	$.0276	$.0266	$.0272
SEC 30-day Yield‡‡	3.60%	3.78%	3.02%	4.07%	3.97%	4.03%
Current Annualized Distribution Rate‡‡	4.35%	4.44%	3.61%	4.74%	4.53%	4.67%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.52%, 3.72%, 2.92%, 4.00%, 3.89% and 3.87% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.27%, 4.38%, 3.51%, 4.67%, 4.45% and 4.51% for Class A, Class T, Class C, Class R6, Class S and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Global High Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
Corporate Bonds	96%	96%
Cash Equivalents	4%	1%
Convertible Bonds	0%	1%
Warrants	0%	0%
Common Stocks	0%	0%
Loan Participations and Assignments	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
Communication Services	27%	22%
Materials	15%	17%
Consumer Discretionary	13%	10%
Energy	12%	23%
Health Care	9%	9%
Industrials	9%	7%
Consumer Staples	5%	5%
Utilities	4%	2%
Information Technology	3%	3%
Real Estate	2%	1%
Financials	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
United States	64%	64%
Canada	10%	10%
Netherlands	9%	8%
Luxembourg	4%	3%
Italy	3%	0%
France	3%	2%
Ireland	2%	1%
United Kingdom	2%	4%
Cayman Islands	2%	3%
Other	1%	5%
	100%	100%

12	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
BBB	6%	6%
BB	61%	53%
B	31%	37%
CCC	2%	3%
Not Rated	0%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 66 for contact information.

DWS Global High Income Fund	|	13

Investment Portfolio	as of October 31, 2019

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 94.7%
Communication Services 25.9%

Altice France SA:

144A, 3.375%, 1/15/2028	EUR	1,000,000	1,117,363

144A, 5.5%, 1/15/2028		1,470,000	1,497,562

144A, 7.375%, 5/1/2026		4,870,000	5,215,015

144A, 8.125%, 2/1/2027		1,388,000	1,538,945

Altice Luxembourg SA:

144A, 7.625%, 2/15/2025		950,000	979,688

144A, 10.5%, 5/15/2027		1,760,000	1,991,000

AMC Networks, Inc., 5.0%, 4/1/2024		900,000	916,704

C&W Senior Financing DAC, 144A, 6.875%, 9/15/2027		1,130,000	1,189,325

Cablevision Systems Corp., 5.875%, 9/15/2022		2,000,000	2,157,500

CCO Holdings LLC:

144A, 4.75%, 3/1/2030		2,505,000	2,554,348

144A, 5.0%, 2/1/2028		1,015,000	1,061,589

144A, 5.125%, 5/1/2027		1,535,000	1,617,506

144A, 5.375%, 6/1/2029		1,085,000	1,158,238

144A, 5.5%, 5/1/2026		1,970,000	2,075,887

144A, 5.75%, 2/15/2026		4,400,000	4,646,400

144A, 5.875%, 4/1/2024		765,000	797,513

144A, 5.875%, 5/1/2027		540,000	572,400

CenturyLink, Inc.:

5.625%, 4/1/2025		1,650,000	1,738,852

Series W, 6.75%, 12/1/2023		75,000	83,351

Series Y, 7.5%, 4/1/2024 (b)		450,000	510,750

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027		2,755,000	2,867,762

144A, 9.25%, 2/15/2024		1,816,000	1,997,600

CommScope, Inc.:

144A, 5.5%, 3/1/2024		1,695,000	1,717,882

144A, 8.25%, 3/1/2027		1,110,000	1,051,425

Connect Finco SARL, 144A, 6.75%, 10/1/2026		1,000,000	1,038,750

CSC Holdings LLC:

144A, 5.5%, 4/15/2027		2,190,000	2,321,422

144A, 5.75%, 1/15/2030		1,195,000	1,256,244

144A, 6.5%, 2/1/2029		1,425,000	1,591,547

144A, 7.5%, 4/1/2028		1,200,000	1,353,000

144A, 10.875%, 10/15/2025		604,000	681,590

Diamond Sports Group LLC:

144A, 5.375%, 8/15/2026		2,364,000	2,470,380

144A, 6.625%, 8/15/2027 (b)		400,000	412,000

The accompanying notes are an integral part of the financial statements.

14	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

DISH DBS Corp.:

5.875%, 7/15/2022		600,000	627,486

5.875%, 11/15/2024		1,880,000	1,884,700

7.75%, 7/1/2026		1,400,000	1,412,390

Entercom Media Corp.:

144A, 6.5%, 5/1/2027		205,000	214,225

144A, 7.25%, 11/1/2024 (b)		700,000	729,750

Frontier Communications Corp., 144A, 8.0%, 4/1/2027		1,835,000	1,926,750

Intelsat Connect Finance SA, 144A, 9.5%, 2/15/2023		1,050,000	973,980

Intelsat Jackson Holdings SA:

144A, 8.5%, 10/15/2024		1,800,000	1,813,860

144A, 9.75%, 7/15/2025		3,290,000	3,413,967

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027		1,710,000	1,754,887

Level 3 Financing, Inc.:

144A, 4.625%, 9/15/2027		3,024,000	3,076,920

5.25%, 3/15/2026		900,000	939,375

Netflix, Inc.:

3.625%, 5/15/2027	EUR	500,000	586,864

REG S, 4.625%, 5/15/2029	EUR	2,500,000	3,048,638

4.875%, 4/15/2028		1,000,000	1,033,290

Nexstar Broadcasting, Inc., 144A, 5.625%, 7/15/2027		475,000	500,983

Quebecor Media, Inc., 5.75%, 1/15/2023		1,500,000	1,623,300

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		830,000	864,238

Sirius XM Radio, Inc.:

144A, 4.625%, 5/15/2023		876,000	891,768

144A, 4.625%, 7/15/2024		140,000	146,300

144A, 5.5%, 7/1/2029		1,380,000	1,491,711

Sprint Capital Corp.:

6.875%, 11/15/2028		2,860,000	3,116,485

8.75%, 3/15/2032		760,000	926,729

Sprint Corp.:

7.125%, 6/15/2024		2,575,000	2,793,875

7.625%, 3/1/2026		1,355,000	1,498,969

T-Mobile U.S.A., Inc.:

4.75%, 2/1/2028		1,800,000	1,896,750

5.125%, 4/15/2025		700,000	727,335

6.5%, 1/15/2026		735,000	786,524

Telecom Italia Capital SA, 6.375%, 11/15/2033		1,350,000	1,487,984

Telecom Italia SpA:

REG S, 2.5%, 7/19/2023	EUR	1,000,000	1,176,641

144A, 5.303%, 5/30/2024		7,550,000	8,078,500

Telefonica Europe BV, REG S, 5.875%, Perpetual (c)	EUR	1,800,000	2,319,130

Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	2,127,000

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	15

	Principal Amount ($)(a)		Value ($)

Telesat Canada, 144A, 6.5%, 10/15/2027		900,000	939,645

UPCB Finance IV Ltd.:

144A, 4.0%, 1/15/2027	EUR	225,000	263,511

144A, 5.375%, 1/15/2025		1,200,000	1,237,500

ViaSat, Inc.:

144A, 5.625%, 9/15/2025		385,000	390,178

144A, 5.625%, 4/15/2027		925,000	974,441

Videotron Ltd., 144A, 5.125%, 4/15/2027		2,550,000	2,709,375

Virgin Media Finance PLC:

144A, 4.5%, 1/15/2025	EUR	1,000,000	1,145,747

REG S, 4.5%, 1/15/2025	EUR	750,000	859,311

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026		790,000	830,488

144A, 5.5%, 5/15/2029		2,805,000	2,980,312

Ziggo Bond Co. BV, 144A, 4.625%, 1/15/2025	EUR	870,000	998,556

Ziggo BV:

144A, 2.875%, 1/15/2030	EUR	1,060,000	1,198,473

144A, 4.875%, 1/15/2030		1,285,000	1,307,899

Ziggo Secured Finance BV, 144A, 5.5%, 1/15/2027		5,400,000	5,697,000

			129,603,278

Consumer Discretionary 12.0%

1011778 BC Unlimited Liability Co., 144A, 3.875%, 1/15/2028		4,860,000	4,885,758

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025		1,015,000	978,206

6.25%, 3/15/2026		655,000	622,250

American Builders & Contractors Supply Co., Inc., 144A, 4.0%, 1/15/2028		483,000	481,793

Asbury Automotive Group, Inc., 6.0%, 12/15/2024		1,205,000	1,244,163

Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026		1,595,000	1,700,669

Beacon Roofing Supply, Inc., 144A, 4.5%, 11/15/2026 (b)		280,000	285,600

Boyd Gaming Corp.:

6.0%, 8/15/2026		1,190,000	1,258,425

6.875%, 5/15/2023		310,000	321,625

Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		311,000	333,330

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025		990,000	1,017,225

144A, 6.5%, 6/1/2026		2,575,000	2,703,750

Dana, Inc., 5.5%, 12/15/2024		420,000	431,025

EC Finance PLC, 144A, 2.375%, 11/15/2022	EUR	690,000	761,861

Eldorado Resorts, Inc., 6.0%, 9/15/2026		1,234,000	1,352,772

EVOCA SpA, 144A, 3-month EURIBOR + 4.250%, 4.25% **, 11/1/2026	EUR	530,000	593,503

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

Fiat Chrysler Automobiles NV:

4.5%, 4/15/2020		745,000	750,588

5.25%, 4/15/2023		5,670,000	6,059,812

HD Supply, Inc., 144A, 5.375%, 10/15/2026		725,000	766,688

Hilton Domestic Operating Co., Inc.:

144A, 4.875%, 1/15/2030		1,150,000	1,221,875

5.125%, 5/1/2026		1,790,000	1,879,500

IAA, Inc., 144A, 5.5%, 6/15/2027		630,000	674,982

Lennar Corp., 5.0%, 6/15/2027		170,000	183,600

LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,098,013

Mattel, Inc., 144A, 6.75%, 12/31/2025		2,775,000	2,896,406

Meritor, Inc., 6.25%, 2/15/2024		425,000	435,625

MGM Resorts International, 5.5%, 4/15/2027		900,000	990,000

Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	799,150

NCL Corp., Ltd., 144A, 4.75%, 12/15/2021		545,000	552,494

Panther BF Aggregator 2 LP:

144A, 4.375%, 5/15/2026	EUR	1,870,000	2,101,252

REG S, 4.375%, 5/15/2026	EUR	650,000	730,382

144A, 6.25%, 5/15/2026		430,000	454,596

Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027 (b)		480,000	494,400

PetSmart, Inc., 144A, 7.125%, 3/15/2023		1,775,000	1,641,875

PulteGroup, Inc., 6.375%, 5/15/2033		870,000	987,450

Sonic Automotive, Inc., 6.125%, 3/15/2027		305,000	315,675

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029		260,000	266,175

Staples, Inc.:

144A, 7.5%, 4/15/2026		1,220,000	1,269,044

144A, 10.75%, 4/15/2027		1,400,000	1,456,000

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026		2,295,000	2,475,731

Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	305,250

Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/2028		1,425,000	1,578,187

Toll Brothers Finance Corp., 4.35%, 2/15/2028		500,000	519,844

TRI Pointe Group, Inc., 5.25%, 6/1/2027		415,000	429,525

United Rentals North America, Inc., 3.875%, 11/15/2027 (d)		1,200,000	1,212,300

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027		3,220,000	3,421,250

WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		370,000	379,250

Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025		2,415,000	2,565,937

Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029		65,000	67,925

Yum! Brands, Inc., 144A, 4.75%, 1/15/2030		280,000	293,650

			60,246,386
Consumer Staples 4.7%

Albertsons Companies, Inc., 144A, 5.875%, 2/15/2028		530,000	565,775

Casino Guichard Perrachon SA, REG S, 1.865%, 6/13/2022	EUR	800,000	829,683

Cott Corp., 144A, 5.5%, 7/1/2024	EUR	2,500,000	2,897,214

Cott Holdings, Inc., 144A, 5.5%, 4/1/2025		5,400,000	5,629,500

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)

Darling Ingredients, Inc., 144A, 5.25%, 4/15/2027		245,000	257,250

JBS Investments II GmbH:

144A, 5.75%, 1/15/2028		521,000	542,882

REG S, 6.25%, 2/5/2023		211,000	215,093

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030		505,000	543,506

144A, 5.75%, 6/15/2025		3,215,000	3,339,581

144A, 6.5%, 4/15/2029		1,585,000	1,763,360

144A, 6.75%, 2/15/2028		1,930,000	2,123,019

Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024	EUR	1,300,000	1,489,312

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025		365,000	378,688

144A, 5.875%, 9/30/2027		1,125,000	1,205,460

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026		545,000	566,855

144A, 5.5%, 12/15/2029		880,000	927,696

			23,274,874

Energy 11.7%

Antero Midstream Partners LP:

5.375%, 9/15/2024		675,000	558,562

144A, 5.75%, 3/1/2027		605,000	449,969

144A, 5.75%, 1/15/2028		770,000	581,350

Archrock Partners LP, 144A, 6.875%, 4/1/2027		845,000	872,378

Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025		675,000	641,250

Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024		605,000	695,798

Cheniere Energy Partners LP:

144A, 4.5%, 10/1/2029		1,889,000	1,924,419

5.625%, 10/1/2026		600,000	633,750

Chesapeake Energy Corp., 8.0%, 6/15/2027 (b)		1,175,000	734,375

Crestwood Midstream Partners LP:

144A, 5.625%, 5/1/2027		1,100,000	1,106,897

6.25%, 4/1/2023		1,620,000	1,647,864

DCP Midstream Operating LP, 5.375%, 7/15/2025		2,772,000	2,914,897

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026		285,000	293,556

144A, 5.75%, 1/30/2028		285,000	299,968

EnLink Midstream Partners LP, 4.4%, 4/1/2024		2,300,000	2,156,250

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)

Genesis Energy LP:

6.25%, 5/15/2026	975,000	901,875

6.5%, 10/1/2025	710,000	674,500

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	945,000	838,971

144A, 5.75%, 10/1/2025	735,000	655,987

144A, 6.25%, 11/1/2028	825,000	732,187

Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	1,385,000	1,442,131

Jagged Peak Energy LLC, 5.875%, 5/1/2026	1,303,000	1,316,030

Matador Resources Co., 5.875%, 9/15/2026	985,000	944,369

MEG Energy Corp.:

144A, 6.375%, 1/30/2023	1,250,000	1,181,250

144A, 6.5%, 1/15/2025	500,000	520,000

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	985,000	1,028,094

5.625%, 5/1/2027	405,000	434,653

NuStar Logistics LP:

5.625%, 4/28/2027	1,488,000	1,547,520

6.0%, 6/1/2026	1,360,000	1,453,432

Oasis Petroleum, Inc.:

6.875%, 3/15/2022	3,377,000	2,963,317

6.875%, 1/15/2023 (b)	360,000	311,400

Parkland Fuel Corp., 144A, 5.875%, 7/15/2027	2,830,000	2,995,046

Parsley Energy LLC:

144A, 5.25%, 8/15/2025	180,000	184,504

144A, 5.375%, 1/15/2025	1,550,000	1,595,694

144A, 5.625%, 10/15/2027	1,020,000	1,053,150

144A, 6.25%, 6/1/2024	1,250,000	1,301,562

Peabody Energy Corp., 144A, 6.0%, 3/31/2022	1,030,000	952,750

Precision Drilling Corp.:

6.5%, 12/15/2021 (b)	472,190	468,649

144A, 7.125%, 1/15/2026	885,000	765,525

Range Resources Corp., 5.0%, 8/15/2022	1,220,000	1,128,500

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	2,985,000	2,507,400

Southwestern Energy Co.:

6.2%, 1/23/2025	484,000	425,920

7.75%, 10/1/2027 (b)	250,000	215,000

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)

Sunoco LP:

5.5%, 2/15/2026	1,015,000	1,049,358

5.875%, 3/15/2028	285,000	299,256

6.0%, 4/15/2027	394,000	413,700

Targa Resources Partners LP:

5.0%, 1/15/2028	3,340,000	3,306,600

5.375%, 2/1/2027	1,850,000	1,893,937

Terraform Power Operating LLC, 144A, 4.75%, 1/15/2030	685,000	708,119

USA Compression Partners LP, 6.875%, 4/1/2026	1,133,000	1,144,330

Whiting Petroleum Corp.:

5.75%, 3/15/2021	1,355,000	1,273,700

6.625%, 1/15/2026 (b)	625,000	387,500

WPX Energy, Inc.:

5.25%, 9/15/2024	760,000	767,600

5.25%, 10/15/2027	915,000	889,837

8.25%, 8/1/2023	400,000	446,000

		58,630,636

Financials 1.1%

Intesa Sanpaolo SpA:

144A, 5.017%, 6/26/2024	900,000	939,444

144A, 5.71%, 1/15/2026	2,100,000	2,251,209

Navient Corp.:

5.5%, 1/25/2023	704,000	731,280

6.75%, 6/25/2025	680,000	717,196

Springleaf Finance Corp., 6.625%, 1/15/2028	285,000	315,637

Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	465,000	478,369

		5,433,135

Health Care 8.4%

Avantor, Inc.:

144A, 6.0%, 10/1/2024	1,115,000	1,191,801

144A, 9.0%, 10/1/2025	1,000,000	1,117,200

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	2,925,000	3,282,435

144A, 9.25%, 4/1/2026	710,000	803,202

Bausch Health Companies, Inc.:

144A, 5.75%, 8/15/2027	845,000	917,617

144A, 5.875%, 5/15/2023	279,000	283,185

144A, 6.125%, 4/15/2025	3,685,000	3,825,491

144A, 6.5%, 3/15/2022	2,030,000	2,088,362

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)

144A, 7.0%, 3/15/2024	2,750,000	2,876,981

144A, 7.0%, 1/15/2028	325,000	350,594

144A, 7.25%, 5/30/2029	155,000	170,694

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	1,085,000	1,133,825

Centene Corp., 144A, 5.375%, 6/1/2026	770,000	815,045

Charles River Laboratories International, Inc., 144A, 4.25%, 5/1/2028	2,445,000	2,491,088

DaVita, Inc.:

5.0%, 5/1/2025	750,000	757,650

5.125%, 7/15/2024	750,000	765,578

Encompass Health Corp.:

4.5%, 2/1/2028	380,000	388,550

4.75%, 2/1/2030	318,000	327,938

HCA, Inc.:

5.375%, 9/1/2026	2,140,000	2,332,600

5.625%, 9/1/2028	1,815,000	2,039,606

Select Medical Corp., 144A, 6.25%, 8/15/2026	1,385,000	1,475,025

Tenet Healthcare Corp.:

144A, 4.875%, 1/1/2026	1,710,000	1,769,850

5.125%, 5/1/2025	3,550,000	3,634,312

144A, 5.125%, 11/1/2027	1,910,000	1,986,400

144A, 6.25%, 2/1/2027	850,000	900,652

6.75%, 6/15/2023	1,450,000	1,534,752

Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	1,565,000	1,483,651

WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026	1,090,000	1,159,488

		41,903,572

Industrials 8.1%

BBA U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028 (d)	1,395,000	1,384,537

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	2,439,000	2,390,220

144A, 6.0%, 10/15/2022	1,287,000	1,254,825

144A, 7.875%, 4/15/2027	2,141,000	2,017,892

Builders Firstsource, Inc., 144A, 6.75%, 6/1/2027	140,000	151,900

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	235,000	248,877

Clean Harbors, Inc.:

144A, 4.875%, 7/15/2027	525,000	547,281

144A, 5.125%, 7/15/2029	250,000	266,250

Colfax Corp.:

144A, 6.0%, 2/15/2024	170,000	180,200

144A, 6.375%, 2/15/2026	760,000	822,700

Covanta Holding Corp.:

5.875%, 3/1/2024	425,000	436,688

5.875%, 7/1/2025	1,500,000	1,556,250

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)

DAE Funding LLC:

144A, 4.5%, 8/1/2022		67,000	68,218

144A, 5.0%, 8/1/2024		173,000	180,577

144A, 5.75%, 11/15/2023		1,700,000	1,780,750

Energizer Holdings, Inc.:

144A, 5.5%, 6/15/2025		945,000	980,438

144A, 7.75%, 1/15/2027		840,000	930,300

Graphic Packaging International LLC, 144A, 4.75%, 7/15/2027		255,000	269,663

Itron, Inc., 144A, 5.0%, 1/15/2026		1,100,000	1,138,500

LKQ European Holdings BV, 144A, 3.625%, 4/1/2026	EUR	1,600,000	1,858,089

Masonite International Corp., 144A, 5.375%, 2/1/2028		1,131,000	1,196,032

OI European Group BV, 144A, 4.0%, 3/15/2023		4,560,000	4,537,200

Park Aerospace Holdings Ltd.:

144A, 5.25%, 8/15/2022		945,000	1,006,378

144A, 5.5%, 2/15/2024		1,940,000	2,132,836

Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		6,000	6,312

Sensata Technologies, Inc., 144A, 4.375%, 2/15/2030		250,000	251,719

Summit Materials LLC, 6.125%, 7/15/2023		705,000	718,483

Tennant Co., 5.625%, 5/1/2025		170,000	176,375

TransDigm, Inc.:

144A, 5.5%, 11/15/2027 (d)		1,500,000	1,500,000

144A, 6.25%, 3/15/2026		2,675,000	2,865,594

Triumph Group, Inc., 144A, 6.25%, 9/15/2024		559,000	586,950

United Rentals North America, Inc.:

4.625%, 10/15/2025		1,500,000	1,533,750

6.5%, 12/15/2026		5,150,000	5,574,875

			40,550,659

Information Technology 2.7%

Camelot Finance SA, 144A, 4.5%, 11/1/2026		515,000	520,356

Cardtronics, Inc., 144A, 5.5%, 5/1/2025		565,000	583,362

CDK Global, Inc., 144A, 5.25%, 5/15/2029		670,000	711,456

CDW LLC, 4.25%, 4/1/2028		125,000	129,388

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		1,210,000	1,238,072

Go Daddy Operating Co. LLC, 144A, 5.25%, 12/1/2027		1,395,000	1,478,700

InterXion Holding NV, REG S, 4.75%, 6/15/2025	EUR	3,100,000	3,759,470

IQVIA, Inc.:

144A, 2.25%, 1/15/2028	EUR	510,000	581,032

REG S, 3.25%, 3/15/2025	EUR	1,000,000	1,140,363

144A, 5.0%, 5/15/2027		600,000	636,000

MTS Systems Corp., 144A, 5.75%, 8/15/2027		256,000	268,160

Qorvo, Inc., 144A, 4.375%, 10/15/2029		475,000	477,672

Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026		310,000	347,975

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027		660,000	706,200

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		1,105,000	1,116,050

			13,694,256

Materials 14.3%

AK Steel Corp., 7.5%, 7/15/2023		590,000	591,475

Ardagh Packaging Finance PLC:

144A, 4.125%, 8/15/2026		2,395,000	2,421,225

144A, 4.625%, 5/15/2023		1,600,000	1,638,000

144A, 5.25%, 8/15/2027		855,000	876,375

144A, 6.0%, 2/15/2025		3,625,000	3,806,250

Axalta Coating Systems Dutch Holding B BV, REG S, 3.75%, 1/15/2025	EUR	2,525,000	2,891,525

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024		685,000	707,263

Berry Global, Inc.:

144A, 4.875%, 7/15/2026		915,000	961,894

144A, 5.625%, 7/15/2027		140,000	147,350

Cascades, Inc., 144A, 5.5%, 7/15/2022		73,000	74,095

CF Industries, Inc., 5.15%, 3/15/2034		830,000	879,800

Chemours Co.:

4.0%, 5/15/2026	EUR	1,000,000	1,004,383

5.375%, 5/15/2027		700,000	622,013

Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		313,000	306,740

Constellium SE:

144A, 4.25%, 2/15/2026	EUR	1,440,000	1,663,046

144A, 4.625%, 5/15/2021	EUR	766,667	856,876

144A, 5.75%, 5/15/2024		425,000	437,261

144A, 6.625%, 3/1/2025		2,500,000	2,616,375

Element Solutions, Inc., 144A, 5.875%, 12/1/2025		650,000	678,540

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024		1,157,000	1,130,389

144A, 6.875%, 3/1/2026		1,640,000	1,605,150

Freeport-McMoRan, Inc.:

3.55%, 3/1/2022		3,225,000	3,261,281

3.875%, 3/15/2023		2,055,000	2,085,825

5.0%, 9/1/2027		2,060,000	2,103,775

5.25%, 9/1/2029		2,390,000	2,432,542

Hudbay Minerals, Inc.:

144A, 7.25%, 1/15/2023		2,585,000	2,671,985

144A, 7.625%, 1/15/2025		1,895,000	1,929,347

Kaiser Aluminum Corp., 5.875%, 5/15/2024		695,000	722,800

Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	650,000	714,071

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026		835,000	864,225

Mauser Packaging Solutions Holding Co.:

144A, 5.5%, 4/15/2024		1,791,000	1,842,491

144A, 7.25%, 4/15/2025		715,000	683,719

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Principal Amount ($)(a)		Value ($)

Mercer International, Inc.:

5.5%, 1/15/2026		510,000	494,358

6.5%, 2/1/2024		620,000	638,600

144A, 7.375%, 1/15/2025		1,530,000	1,587,375

NOVA Chemicals Corp.:

144A, 4.875%, 6/1/2024		1,190,000	1,207,850

144A, 5.25%, 6/1/2027		1,075,000	1,104,562

Novelis Corp., 144A, 5.875%, 9/30/2026		785,000	824,329

OCI NV:

144A, 3.125%, 11/1/2024	EUR	770,000	875,956

144A, 5.25%, 11/1/2024		685,000	708,975

Olin Corp., 5.625%, 8/1/2029		2,196,000	2,280,041

Reynolds Group Issuer, Inc.:

144A, 5.125%, 7/15/2023		8,870,000	9,100,176

144A, 7.0%, 7/15/2024		1,925,000	1,992,375

SPCM SA:

144A, 2.875%, 6/15/2023	EUR	1,000,000	1,122,159

144A, 4.875%, 9/15/2025		1,000,000	1,035,000

Trivium Packaging Finance BV:

144A, 5.5%, 8/15/2026		225,000	235,688

144A, 8.5%, 8/15/2027		225,000	239,906

Tronox Finance PLC, 144A, 5.75%, 10/1/2025		1,522,000	1,434,485

Tronox, Inc., 144A, 6.5%, 4/15/2026 (b)		1,045,000	1,015,844

United States Steel Corp., 6.25%, 3/15/2026		258,000	216,021

			71,341,786

Real Estate 2.1%

CyrusOne LP, (REIT), 5.375%, 3/15/2027		1,355,000	1,448,156

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029		1,095,000	1,121,006

144A, (REIT), 5.25%, 3/15/2028		410,000	430,500

(REIT), 5.75%, 8/15/2024		3,785,000	3,818,119

MGM Growth Properties Operating Partnership LP, 144A, (REIT), 5.75%, 2/1/2027		2,165,000	2,446,450

MPT Operating Partnership LP, (REIT), 4.625%, 8/1/2029		1,195,000	1,246,553

Ryman Hospitality Properties, Inc., 144A, (REIT), 4.75%, 10/15/2027		45,000	46,523

			10,557,307

Utilities 3.7%

AES Corp., 4.875%, 5/15/2023		706,000	717,296

AmeriGas Partners LP:

5.5%, 5/20/2025		1,525,000	1,635,715

5.75%, 5/20/2027		675,000	739,125

Calpine Corp.:

144A, 5.25%, 6/1/2026		2,310,000	2,402,400

5.75%, 1/15/2025		1,115,000	1,144,269

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	1,780,000	1,828,416

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	1,342,000	1,439,295

5.75%, 1/15/2028	1,545,000	1,672,462

7.25%, 5/15/2026	435,000	476,338

Talen Energy Supply LLC, 144A, 7.25%, 5/15/2027	1,200,000	1,197,000

Vistra Energy Corp., 5.875%, 6/1/2023	570,000	582,113

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	2,090,000	2,157,925

144A, 5.5%, 9/1/2026	1,240,000	1,310,333

144A, 5.625%, 2/15/2027	1,375,000	1,457,500

		18,760,187
Total Corporate Bonds (Cost $460,829,016)		473,996,076

Convertible Bonds 0.0%
Communication Services
DISH Network Corp., 2.375%, 3/15/2024 (Cost $237,375)	225,000	201,691

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	388	1,758

Warrants 0.0%
Materials

Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $239,283)	1,219	38,950

Securities Lending Collateral 1.2%

DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (f) (g) (Cost $5,710,898)	5,710,898	5,710,898

Cash Equivalents 4.4%

DWS Central Cash Management Government Fund, 1.82% (f) (Cost $21,975,449)	21,975,449	21,975,449

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $488,992,021)	100.3	501,924,822
Other Assets and Liabilities, Net	(0.3)	(1,567,502)

Net Assets	100.0	500,357,320

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (f) (g)
35,567,585	—	29,856,687 (h)	—	—	73,139	—	5,710,898	5,710,898
Cash Equivalents 4.4%
DWS Central Cash Management Government Fund, 1.82% (f)
5,282,930	263,722,122	247,029,603	—	—	428,325	—	21,975,449	21,975,449
40,850,515	263,722,122	276,886,290	—	—	501,464	—	27,686,347	27,686,347

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $5,288,221, which is 1.1% of net assets.

(c)	Perpetual, callable security with no stated maturity date.

(d)	When-issued security.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,687,893	EUR	1,515,618	11/29/2019	5,645	BNP Paribas SA

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	38,295,290	USD	42,647,450	11/29/2019	(143,358)	BNP Paribas SA

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$473,996,076	$—	$473,996,076
Convertible Bonds	—	201,691	—	201,691
Common Stocks	1,758	—	—	1,758
Warrants	—	—	38,950	38,950
Short-Term Investments (i)	27,686,347	—	—	27,686,347
Derivatives (j)
Forward Foreign Currency Contracts	—	5,645	—	5,645
Total	$27,688,105	$474,203,412	$38,950	$501,930,467

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Forward Foreign Currency Contracts	$—	$(143,358)	$—	$(143,358)
Total	$—	$(143,358)	$—	$(143,358)

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $461,305,674) — including $5,288,221 of securities loaned	$474,238,475
Investment in DWS Government & Agency Securities Portfolio (cost $5,710,898)*	5,710,898
Investment in DWS Central Cash Management Government Fund (cost $21,975,449)	21,975,449
Cash	12,018
Foreign currency, at value (cost $10,038)	10,035
Receivable for investments sold	1,317,489
Receivable for Fund shares sold	2,257,052
Interest receivable	6,415,354
Unrealized appreciation on forward foreign currency contracts	5,645
Foreign taxes recoverable	6,021
Other assets	29,245
Total assets	511,977,681

Liabilities
Payable upon return of securities loaned	5,710,898
Payable for investments purchased — when-issued securities	4,095,000
Payable for Fund shares redeemed	918,538
Unrealized depreciation on forward foreign currency contracts	143,358
Distributions payable	236,265
Accrued management fee	124,628
Accrued Trustees’ fees	5,046
Other accrued expenses and payables	386,628
Total liabilities	11,620,361
Net assets, at value	$500,357,320

Net Assets Consist of
Distributable earnings (loss)	10,335,036
Paid-in capital	490,022,284
Net assets, at value	$500,357,320

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($35,447,235 ÷ 5,149,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.88

Maximum offering price per share (100 ÷ 95.50 of $6.88)	$7.20
Class T

Net Asset Value and redemption price per share ($11,293 ÷ 1,640 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.89

Maximum offering price per share (100 ÷ 97.50 of $6.89)	$7.07
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($20,285,716 ÷ 2,935,538 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.91
Class R6

Net Asset Value, offering and redemption price per share ($2,333,508 ÷ 340,286 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.86
Class S

Net Asset Value, offering and redemption price per share ($303,771,707 ÷ 43,898,427 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.92
Institutional Class

Net Asset Value, offering and redemption price per share ($138,507,861 ÷ 20,187,305 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.86

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

Statement of Operations

for the year ended October 31, 2019

Investment Income
Income:

Interest	$24,526,951
Income distributions — DWS Central Cash Management Government Fund	428,325
Securities lending income, net of borrower rebates	73,139
Total income	25,028,415
Expenses:

Management fee	1,775,264
Administration fee	443,816
Services to shareholders	618,953
Distribution and service fees	278,079
Custodian fee	38,473
Professional fees	133,196
Reports to shareholders	64,543
Registration fees	90,985
Trustees’ fees and expenses	23,787
Other	69,615
Total expenses before expense reductions	3,536,711
Expense reductions	(448,959)
Total expenses after expense reductions	3,087,752
Net investment income	21,940,663

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(3,966,439)
Forward foreign currency contracts	2,460,778
Foreign currency	(241,394)
(1,747,055)
Change in net unrealized appreciation (depreciation) on:

Investments	22,305,914
Forward foreign currency contracts	(310,288)
Foreign currency	12,789
22,008,415
Net gain (loss)	20,261,360
Net increase (decrease) in net assets resulting from operations	$42,202,023

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$21,940,663	$23,200,410
Net realized gain (loss)	(1,747,055)	6,037,480
Change in net unrealized appreciation (depreciation)	22,008,415	(28,300,048)
Net increase (decrease) in net assets resulting from operations	42,202,023	937,842
Distributions to shareholders:

Class A	(1,957,505)	(1,964,985)
Class T	(615)	(499)
Class C	(1,001,577)	(975,761)
Class R6	(108,028)	(26,645)
Class S	(17,171,566)	(17,371,457)
Institutional Class	(5,694,032)	(3,001,996)
Total distributions	(25,933,323)	(23,341,343)
Fund share transactions:

Proceeds from shares sold	233,176,932	166,174,642
Reinvestment of distributions	22,911,583	21,092,473
Payments for shares redeemed	(186,769,322)	(256,665,826)
Net increase (decrease) in net assets from Fund share transactions	69,319,193	(69,398,711)
Increase (decrease) in net assets	85,587,893	(91,802,212)
Net assets at beginning of period	414,769,427	506,571,639
Net assets at end of period	$500,357,320	$414,769,427

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.63	$6.94	$6.70	$6.61	$7.14
Income (loss) from investment operations:

Net investment income[a]	.32	.33	.32	.33	.35
Net realized and unrealized gain (loss)	.31	(.31)	.24	.21	(.41)
Total from investment operations	.63	.02	.56	.54	(.06)
Less distributions from:

Net investment income	(.32)	(.33)	(.25)	(.31)	(.34)
Net realized gains	(.06)	—	—	(.12)	(.13)
Return of capital	—	—	(.07)	(.02)	—
Total distributions	(.38)	(.33)	(.32)	(.45)	(.47)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$6.88	$6.63	$6.94	$6.70	$6.61
Total Return (%)[b]	9.94 [c]	.31 [c]	8.53 [c]	8.42	(.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	34	46	65	39
Ratio of expenses before expense reductions (%)	.95	.94	1.02	1.06	1.08
Ratio of expenses after expense reductions (%)	.85	.85	.99	1.06	1.08
Ratio of net investment income (%)	4.81	4.85	4.76	5.04	5.10
Portfolio turnover rate (%)	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

	Years Ended October 31,		Period Ended
Class T	2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.63	$6.95	$6.91
Income (loss) from investment operations:

Net investment income (loss)[b]	.32	.33	.13
Net realized and unrealized gain (loss)	.32	(.32)	.04
Total from investment operations	.64	.01	.17
Less distributions from:

Net investment income	(.32)	(.33)	(.10)

Net realized gains	(.06)	—	—
Return of capital	—	—	(.03)
Total distributions	(.38)	(.33)	(.13)
Net asset value, end of period	$6.89	$6.63	$6.95
Total Return (%)[c,d]	10.09	.16	2.47	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	10	10
Ratio of expenses before expense reductions (%)	.94	.93	1.08	*
Ratio of expenses after expense reductions (%)	.85	.85	.85	*
Ratio of net investment income (%)	4.81	4.85	4.61	*
Portfolio turnover rate (%)	74	73	86	[e]

[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain operating expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

	Years Ended October 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.65	$6.97	$6.73	$6.64	$7.16
Income (loss) from investment operations:

Net investment income (loss)[a]	.27	.28	.27	.28	.30
Net realized and unrealized gain (loss)	.32	(.32)	.24	.21	(.40)
Total from investment operations	.59	(.04)	.51	.49	(.10)
Less distributions from:

Net investment income	(.27)	(.28)	(.21)	(.26)	(.29)
Net realized gains	(.06)	—	—	(.12)	(.13)
Return of capital	—	—	(.06)	(.02)	—
Total distributions	(.33)	(.28)	(.27)	(.40)	(.42)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$6.91	$6.65	$6.97	$6.73	$6.64
Total Return (%)[b]	9.27 [c]	(.57)[c]	7.73 [c]	7.76	(1.50)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	21	25	22	12
Ratio of expenses before expense reductions (%)	1.71	1.71	1.77	1.82	1.83
Ratio of expenses after expense reductions (%)	1.60	1.60	1.72	1.82	1.83
Ratio of net investment income (%)	4.06	4.10	3.98	4.27	4.35
Portfolio turnover rate (%)	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

	Years Ended October 31,		Period Ended
Class R6	2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.60	$6.92	$6.65
Income (loss) from investment operations:

Net investment income (loss)[b]	.34	.35	.34
Net realized and unrealized gain (loss)	.32	(.32)	.27
Total from investment operations	.66	.03	.61
Less distributions from:

Net investment income	(.34)	(.35)	(.26)

Net realized gains	(.06)	—	—
Return of capital	—	—	(.08)
Total distributions	(.40)	(.35)	(.34)
Redemption fees	—	—	.00	***
Net asset value, end of period	$6.86	$6.60	$6.92
Total Return (%)[c]	10.44	.44	9.14	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	.01
Ratio of expenses before expense reductions (%)	.61	.60	.84	*
Ratio of expenses after expense reductions (%)	.55	.55	.73	*
Ratio of net investment income (%)	5.07	5.18	4.97	*
Portfolio turnover rate (%)	74	73	86	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain operating expenses not been reduced.

[d]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

	Years Ended October 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.66	$6.98	$6.74	$6.65	$7.17
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.35	.34	.34	.37
Net realized and unrealized gain (loss)	.32	(.32)	.24	.21	(.40)
Total from investment operations	.66	.03	.58	.55	(.03)
Less distributions from:

Net investment income	(.34)	(.35)	(.26)	(.32)	(.36)
Net realized gains	(.06)	—	—	(.12)	(.13)
Return of capital	—	—	(.08)	(.02)	—
Total distributions	(.40)	(.35)	(.34)	(.46)	(.49)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$6.92	$6.66	$6.98	$6.74	$6.65
Total Return (%)[b]	10.30	.38	8.59	8.78	(.53)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304	298	368	272	225
Ratio of expenses before expense reductions (%)	.76	.77	.84	.87	.88
Ratio of expenses after expense reductions (%)	.65	.65	.76	.85	.85
Ratio of net investment income (%)	5.00	5.05	4.93	5.24	5.33
Portfolio turnover rate (%)	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

	Years Ended October 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.60	$6.92	$6.68	$6.59	$7.11
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.35	.34	.34	.37
Net realized and unrealized gain (loss)	.32	(.32)	.24	.21	(.40)
Total from investment operations	.66	.03	.58	.55	(.03)
Less distributions from:

Net investment income	(.34)	(.35)	(.26)	(.32)	(.36)
Net realized gains	(.06)	—	—	(.12)	(.13)
Return of capital	—	—	(.08)	(.02)	—
Total distributions	(.40)	(.35)	(.34)	(.46)	(.49)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$6.86	$6.60	$6.92	$6.68	$6.59
Total Return (%)	10.40 [b]	.40 [b]	8.86 [b]	8.75	(.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	60	68	56	37
Ratio of expenses before expense reductions (%)	.69	.68	.73	.75	.78
Ratio of expenses after expense reductions (%)	.60	.60	.69	.75	.78
Ratio of net investment income (%)	4.99	5.10	5.00	5.33	5.41
Portfolio turnover rate (%)	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	37

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the investment of dividends. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

38	|	DWS Global High Income Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual

DWS Global High Income Fund	|	39

restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated

40	|	DWS Global High Income Fund

money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

DWS Global High Income Fund	|	41

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $3,764,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($228,000) and long-term losses ($3,536,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and forward foreign currency exchange contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$1,526,499
Capital loss carryforwards	$(3,764,000)
Net unrealized appreciation (depreciation) on investments	$12,806,396

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $489,118,426. The net unrealized appreciation for all investments based on tax cost was $12,806,396. This consisted of

42	|	DWS Global High Income Fund

aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $17,023,568 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $4,217,172.

In addition, during the year ended October 31, 2019, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$25,933,323	$23,341,343

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

DWS Global High Income Fund	|	43

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $37,857,000 to $45,572,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,688,000.

The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$5,645

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liabilities Derivative	Forward Contracts
Foreign Exchange Contracts (b)	$(143,358)

The above derivative is located in the following Statement of Assets and Liabilities account:

(b)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (c)	$2,460,778

The above derivative is located in the following Statement of Operations account:

(c)	Net realized gain (loss) from forward foreign currency contracts

44	|	DWS Global High Income Fund

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (d)	$(310,288)

The above derivative is located in the following Statement of Operations account:

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of October 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$5,645	$(5,645)	$—	$—

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$143,358	$(5,645)	$—	$137,713

C. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $367,750,169 and $312,390,141, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

DWS Global High Income Fund	|	45

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.

For the period from November 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%

For the year ended October 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$33,642
Class T	10
Class C	21,692
Class R6	1,155
Class S	300,946
Institutional Class	91,514
$448,959

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s

46	|	DWS Global High Income Fund

average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $443,816, of which $41,906 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2019, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2019
Class A	$7,026	$1,171
Class T	20	3
Class C	1,228	205
Class R6	199	33
Class S	56,203	9,378
Institutional Class	3,330	588
	$68,006	$11,378

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Services to Shareholders	Total Aggregated
Class A	$29,151
Class C	20,008
Class S	381,081
Institutional Class	86,943
$517,183

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements

DWS Global High Income Fund	|	47

with various firms at various rates for sales of Class C shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$148,011	$12,695

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$80,749	$13,670	.24%
Class T	16	8	.15%
Class C	49,303	8,265	.25%
	$130,068	$21,943

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2019 aggregated $8,235.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2019, the CDSC for Class C shares aggregated $1,961. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2019, DDI received $81 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,855, of which $9,190 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed

48	|	DWS Global High Income Fund

in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,506.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2019, there was one account that held approximately 11% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market

DWS Global High Income Fund	|	49

for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	2,481,005	$16,577,259	2,078,673	$14,135,449
Class C	689,340	4,680,584	621,304	4,242,702
Class R6	158,872	1,069,257	228,673	1,522,166
Class S	13,992,405	94,821,875	17,551,092	120,274,164
Institutional Class	17,368,623	116,027,957	3,854,180	26,000,161
		$233,176,932		$166,174,642

Shares issued to shareholders in reinvestment of distributions
Class A	279,481	$1,859,079	275,432	$1,866,159
Class T	93	615	74	499
Class C	146,055	974,262	139,501	948,377
Class R6	1,178	7,859	357	2,397
Class S	2,153,647	14,407,276	2,243,102	15,275,611
Institutional Class	845,796	5,662,492	444,379	2,999,430
		$22,911,583		$21,092,473

50	|	DWS Global High Income Fund

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(2,792,344)	$(18,635,274)	(3,802,534)	$(25,832,603)
Class C	(1,012,872)	(6,821,758)	(1,180,050)	(8,013,235)
Class R6	(42,095)	(281,525)	(8,315)	(55,678)
Class S	(17,037,986)	(113,400,415)	(27,685,804)	(188,260,282)
Institutional Class	(7,097,571)	(47,630,350)	(5,072,958)	(34,504,028)
		$(186,769,322)		$(256,665,826)

Net increase (decrease)
Class A	(31,858)	$(198,936)	(1,448,429)	$(9,830,995)
Class T	93	615	74	499
Class C	(177,477)	(1,166,912)	(419,245)	(2,822,156)
Class R6	117,955	795,591	220,715	1,468,885
Class S	(891,934)	(4,171,264)	(7,891,610)	(52,710,507)
Institutional Class	11,116,848	74,060,099	(774,399)	(5,504,437)
		$69,319,193		$(69,398,711)

I. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2018 and October 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as

DWS Global High Income Fund	|	51

the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019. During the Fund’s fiscal years ended October 31, 2018 and October 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

52	|	DWS Global High Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global High Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2018, and the financial highlights for the years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Global High Income Fund	|	53

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

54	|	DWS Global High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global High Income Fund	|	55

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,038.40	$1,040.00	$1,036.00	$1,041.70	$1,040.90	$1,041.40
Expenses Paid per $1,000*	$4.37	$4.37	$8.21	$2.83	$3.34	$3.09

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,020.92	$1,020.92	$1,017.14	$1,022.43	$1,021.93	$1,022.18
Expenses Paid per $1,000*	$4.33	$4.33	$8.13	$2.80	$3.31	$3.06

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	.85%	1.60%	.55%	.65%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2019 calendar year after year end.

56	|	DWS Global High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Global High Income Fund	|	57

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the

58	|	DWS Global High Income Fund

one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.40%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both an institutional account and DWS Europe Funds comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

DWS Global High Income Fund	|	59

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief

60	|	DWS Global High Income Fund

compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global High Income Fund	|	61

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

62	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

DWS Global High Income Fund	|	63

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

64	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global High Income Fund	|	65

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

66	|	DWS Global High Income Fund

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

DWS Global High Income Fund	|	67

Notes

Notes

Notes

Notes

DGHIF-2

(R-024965-9 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global high income fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$102,433	$0	$8,564	$0
2018	$88,574	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2018.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended October 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended October 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,564	$740,482	$0	$749,046
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended October 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019